SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K
                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          AUGUST 6, 1996

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                         TIME WARNER INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         DELAWARE                                 1-8637
STATE OR OTHER JURISDICTION                  (COMMISSION
    OF INCORPORATION)                        FILE NUMBER)

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             75 ROCKEFELLER PLAZA, NEW YORK, NY 10019
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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                                    (212) 484-8000
       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                          NOT APPLICABLE
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

          Time Warner Inc. released the following statement:

     "As a result of a printer's error, a preliminary draft of a report on Form 8-K related to the acquisition of Turner Broadcasting System, Inc. ("TBS") was inadvertently filed today with the SEC through the SEC's electronic filing system, and this document was immediately made public. The draft Form 8-K that was filed states, incorrectly, that certain amended merger agreements have been entered into. In fact, to date, such agreements have not been concluded or approved by the parties. Time Warner previously announced an agreement in principle dated July 16, 1996 with the FTC staff regarding the acquisition of TBS. To date, no definitive agreement has been reached with the FTC staff or submitted to the FTC Commissioners for their consideration and approval."


                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August
6, 1996.

                              TIME WARNER INC.

                              By: /S/ PETER R. HAJE

                                  Name: Peter R. Haje
                                  Title: Executive Vice President
                                     and General Counsel